Related party transactions	6 Months Ended
Jun. 30, 2021
Related Party Transactions [Abstract]
Related party transactions	Related party transactions
Relationships with Expedia
We have commercial relationships with Expedia Group, Inc. and many of its affiliated brands, including Brand Expedia, Hotels.com, Orbitz, Travelocity, Hotwire, Wotif, Vrbo and ebookers. These are arrangements terminable at will or upon three to seven days prior notice by either party and on customary commercial terms that enable Expedia Group’s brands to advertise on our platform, and we receive payment for users we refer to them. We are also party to a letter agreement pursuant to which Expedia Group refers traffic to us when a particular hotel or region is unavailable on the applicable Expedia Group website. Related-party revenue from Expedia Group primarily consists of click-through fees and other advertising services provided to Expedia Group and its affiliates.
Related-party revenue from Expedia Group and its affiliates was €20.1 million and €27.7 million for the three and six months ended June 30, 2021, compared to €2.5 million and €48.3 million, respectively, in the same periods in 2020. These amounts are recorded at contract value, which we believe is a reasonable reflection of the value of the services provided. Related-party revenue represented 21% and 21% of our total revenue for the three and six months ended June 30, 2021, compared to 15% and 31%, respectively, in the same periods in 2020.
For the three and six months ended June 30, 2020 and 2021, we did not incur significant operating expenses of related-party services and support agreements with Expedia Group.
The related party trade receivable balances with Expedia Group and its affiliates as of December 31, 2020 and June 30, 2021 was €2.9 million and €15.1 million.

Guarantee
As of December 31, 2020, we had an uncommitted credit facility with Bank of America Merrill Lynch International Ltd., one of the underwriters of our initial public offering, with a maximum principal amount of €50.0 million. Advances under this facility bear interest at a rate of LIBOR, floored at zero, plus 1.0% per annum. Our obligations under this facility were guaranteed by Expedia Group. We did not utilize the credit facility during the year ended December 31, 2020. On January 7, 2021 the uncommitted credit facility was cancelled by the lender.

myhotelshop
Subsequent to the deconsolidation of myhotelshop in December 2017, myhotelshop remained a related party to trivago until January 28, 2021, when we sold our minority interest. Related-party revenue from myhotelshop for the six months ended June 30, 2021 was not significant. Related-party revenue of €0.1 million and €0.7 million for the three and six months ended June 30, 2020 primarily consists of referral revenue. As a result of the sale, we derecognized the remaining equity method investment of €70 thousand on our condensed consolidated balance sheet and no longer consider myhotelshop a related party.